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                                                                  EXHIBIT (5)(c)

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[LOGO] AIG AMERICAN GENERAL                                               Single Premium Immediate Variable Annuity

                                                                                                    SERVICE REQUEST

                                                                            Complete and return to: SPIA Operations
 American General Life Insurance Company (AGL)                          P.O. Box 3018, Houston, TX 77253-3018, 2-D1
 A member company of American International Group, Inc.                         (888) 438-6933 . (713) 620-3139 Fax
 Houston, TX
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Instructions: Please type or print in black ink. Refer to the prospectus and your contract for additional information.

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1.   Contract Identification       Indicate change or request desired below.

     Contract #:____________________________  Annuitant: _______________________

     Contract OWNER(S): ________________________________________________________

     Address: __________________________________________________________________

              __________________________________________________________________

     SSN or Tax I.D. No.: _____/_____/______  Phone Number: (____)______________

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2.   Automatic Rebalancing         Use whole percentages. Total must equal 100%.
                                   No single fund percent can be less than 5%.
                                   Variable Annuity Contacts only.

     [ ] Add              [ ] Change to percentages indicated below      [ ] Stop Automatic Rebalancing

     [ ] Quarterly        [ ] Semiannually       [ ] Annually (based on contract anniversary)

     AIM VARIABLE INSURANCE FUNDS
     AIM VI International Growth                                      ________%
     AIM VI Premier Equity                                            ________%
     THE ALGER AMERICAN FUND
     Alger American Leveraged AllCap                                  ________%
     Alger American MidCap Growth                                     ________%
     AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
     American Century VP II Inflation Protection                      ________%
     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     American Century VP Value                                        ________%
     CREDIT SUISSE TRUST
     Credit Suisse Trust Small Cap Growth                             ________%
     DREYFUS INVESTMENT PORTFOLIOS
     Dreyfus IP MidCap Stock                                          ________%
     DREYFUS VARIABLE INVESTMENT FUND
     Dreyfus VIF Developing Leaders                                   ________%
     Dreyfus VIF Quality Bond                                         ________%
     FIDELITY VARIABLE INSURANCE PRODUCTS
     Fidelity VIP Asset Manager(SM)                                   ________%
     Fidelity VIP Contrafund(R)                                       ________%
     Fidelity VIP Equity-Income                                       ________%
     Fidelity VIP Growth                                              ________%
     Fidelity VIP Mid Cap                                             ________%
     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Templeton VIP Franklin Small Cap Value Securities       ________%
     Franklin Templeton VIP Franklin U.S. Government                  ________%
     Franklin Templeton VIP Mutual Shares Securities                  ________%
     Franklin Templeton VIP Templeton Foreign Securities              ________%
     JANUS ASPEN SERIES
     Janus Aspen International Growth                                 ________%
     Janus Aspen Mid Cap Growth                                       ________%
     Janus Aspen Worldwide Growth                                     ________%
     J.P. MORGAN SERIES TRUST II
     JPMorgan ST II Mid Cap Value                                     ________%
     JPMorgan ST II Small Company                                     ________%
     MFS(R) VARIABLE INSURANCE TRUST
     MFS(R)VIT Capital Opportunities                                  ________%
     MFS(R)VIT Emerging Growth                                        ________%
     MFS(R)VIT New Discovery                                          ________%
     MFS(R)VIT Research                                               ________%
     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     Neuberger Berman AMT Mid-Cap Growth                              ________%
     OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer Balanced Fund/VA                                     ________%
     Oppenheimer Global Securities Fund/VA                            ________%
     PIMCO VARIABLE INSURANCE TRUST
     PIMCO VIT Real Return                                            ________%
     PIMCO VIT Short-Term                                             ________%
     PIMCO VIT Total Return                                           ________%
     PUTNAM VARIABLE TRUST
     Putnam VT Diversified Income                                     ________%
     Putnam VT Growth and Income                                      ________%
     Putnam VT International Growth and Income                        ________%
     SUNAMERICA SERIES TRUST
     SunAmerica ST Aggressive Growth                                  ________%
     SunAmerica ST Balanced                                           ________%
     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     UIF Equity Growth                                                ________%
     UIF High Yield                                                   ________%
     VALIC COMPANY I
     VALIC Company I International Equities                           ________%
     VALIC Company I Mid Cap Index                                    ________%
     VALIC Company I Money Market I                                   ________%
     VALIC Company I Nasdaq-100(R)Index                               ________%
     VALIC Company I Science & Technology                             ________%
     VALIC Company I Small Cap Index                                  ________%
     VALIC Company I Stock Index                                      ________%
     VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen LIT Growth and Income                                 ________%
     VANGUARD VARIABLE INSURANCE FUND
     Vanguard VIF High Yield Bond                                     ________%
     Vanguard VIF REIT Index                                          ________%

     NOTE: Automatic Rebalancing will occur only between divisions indicated.

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AGLC101315                        PAGE 1 OF 2

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3.   Semi-Annual Benefit Leveling

     Variable Income Payments will be adjusted to reflect the performance of the variable divisions once every 6 months, instead of with every payment. Semi-Annual Benefit Leveling will automatically renew every 6 months. To discontinue Benefit Leveling, the owner must notify AGL. Selecting Benefit Leveling will affect withdrawal provisions available under the contract. Refer to the prospectus for more information on Semi-Annual Benefit Leveling.

     [ ] Elect Semi-Annual Benefit Leveling     [ ] Stop Benefit Leveling

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4.   Transfer of Values            Use whole percentages. Total must equal 100%.
                                   No single fund percent can be less than 5%.
                                   Variable Annuity Contacts only.

                                                               From       To
                                                               ----       --
     AIM VARIABLE INSURANCE FUNDS
     AIM VI International Growth                              ______%   ______%
     AIM VI Premier Equity                                    ______%   ______%
     THE ALGER AMERICAN FUND
     Alger American Leveraged AllCap                          ______%   ______%
     Alger American MidCap Growth                             ______%   ______%
     AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
     American Century VP II Inflation Protection              ______%   ______%
     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     American Century VP Value                                ______%   ______%
     CREDIT SUISSE TRUST
     Credit Suisse Trust Small Cap Growth                     ______%   ______%
     DREYFUS INVESTMENT PORTFOLIOS
     Dreyfus IP MidCap Stock                                  ______%   ______%
     DREYFUS VARIABLE INVESTMENT FUND
     Dreyfus VIF Developing Leaders                           ______%   ______%
     Dreyfus VIF Quality Bond                                 ______%   ______%
     FIDELITY VARIABLE INSURANCE PRODUCTS
     Fidelity VIP Asset Manager(SM)                           ______%   ______%
     Fidelity VIP Contrafund(R)                               ______%   ______%
     Fidelity VIP Equity-Income                               ______%   ______%
     Fidelity VIP Growth                                      ______%   ______%
     Fidelity VIP Mid Cap                                     ______%   ______%
     FRANKLIN TEMPLETON VARIABLE INSURANCE
     PRODUCTS TRUST
     Franklin Templeton VIP Franklin Small Cap Value
     Securities                                               ______%   ______%
     Franklin Templeton VIP Franklin U.S. Government          ______%   ______%
     Franklin Templeton VIP Mutual Shares Securities          ______%   ______%
     Franklin Templeton VIP Templeton Foreign
     Securities                                               ______%   ______%
     JANUS ASPEN SERIES
     Janus Aspen International Growth                         ______%   ______%
     Janus Aspen Mid Cap Growth                               ______%   ______%
     Janus Aspen Worldwide Growth                             ______%   ______%
     J.P. MORGAN SERIES TRUST II
     JPMorgan ST II Mid Cap Value                             ______%   ______%
     JPMorgan ST II Small Company                             ______%   ______%
     MFS(R) VARIABLE INSURANCE TRUST
     MFS(R)VIT Capital Opportunities                          ______%   ______%
     MFS(R)VIT Emerging Growth                                ______%   ______%
     MFS(R)VIT New Discovery                                  ______%   ______%
     MFS(R)VIT Research                                       ______%   ______%
     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     Neuberger Berman AMT Mid-Cap Growth                      ______%   ______%
     OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer Balanced Fund/VA                             ______%   ______%
     Oppenheimer Global Securities Fund/VA                    ______%   ______%
     PIMCO VARIABLE INSURANCE TRUST
     PIMCO VIT Real Return                                    ______%   ______%
     PIMCO VIT Short-Term                                     ______%   ______%
     PIMCO VIT Total Return                                   ______%   ______%
     PUTNAM VARIABLE TRUST
     Putnam VT Diversified Income                             ______%   ______%
     Putnam VT Growth and Income                              ______%   ______%
     Putnam VT International Growth and Income                ______%   ______%
     SUNAMERICA SERIES TRUST
     SunAmerica ST Aggressive Growth                          ______%   ______%
     SunAmerica ST Balanced                                   ______%   ______%
     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     UIF Equity Growth                                        ______%   ______%
     UIF High Yield                                           ______%   ______%
     VALIC COMPANY I
     VALIC Company I International Equities                   ______%   ______%
     VALIC Company I Mid Cap Index                            ______%   ______%
     VALIC Company I Money Market I                           ______%   ______%
     VALIC Company I Nasdaq-100(R)Index                       ______%   ______%
     VALIC Company I Science & Technology                     ______%   ______%
     VALIC Company I Small Cap Index                          ______%   ______%
     VALIC Company I Stock Index                              ______%   ______%
     VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen LIT Growth and Income                         ______%   ______%
     VANGUARD VARIABLE INSURANCE FUND
     Vanguard VIF High Yield Bond                             ______%   ______%
     Vanguard VIF REIT Index                                  ______%   ______%

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5.   Affirmation/Signature

     CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


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               DATE                           SIGNATURE OF CONTRACT OWNER(S)

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AGLC101315                        PAGE 2 OF 2